Exhibit 99.2

CF Bankshares Inc.

Pro Forma Consolidated Balance Sheet

At March 31, 2021

($ in thousands)

(unaudited)

	As Reported	Pro Forma Adjustments		Pro Forma
ASSETS
Cash and cash equivalents	$125,814	$(76,473	)(a)	$49,341
Interest-bearing deposits in other financial institutions	100	—		100
Securities available for sale	9,738	—		9,738
Equity securities	5,000	—		5,000
Loans held for sale, at fair value	430,453	—		430,453
Loans and leases, net of allowance of $17,086	966,802	(30,826	)(b)	935,976
FHLB and FRB stock	6,164	—		6,164
Premises and equipment, net	3,769	(361	)(c)	3,408
Operating lease right-of-use assets	1,537	—		1,537
Bank owned life insurance	25,302	—		25,302
Accrued interest receivable and other assets	29,958	(207	)(d)	29,751

Total assets	$1,604,637	$(107,867)		$1,496,770

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits
Noninterest bearing	$216,935	$(11,497	)(e)	$205,438
Interest bearing	1,103,445	(96,377	)(e)	1,007,068

Total deposits	1,320,380	(107,874)		1,212,506
FHLB advances and other debt	137,894	—		137,894
Advances by borrowers for taxes and insurance	921	19	(f)	940
Operating lease liabilities	1,672	—		1,672
Accrued interest payable and other liabilities	12,265	(12	)(g)	12,253
Subordinated debentures	14,854	—		14,854

Total liabilities	1,487,986	(107,867)		1,380,119
Stockholders’ equity	116,651	—		116,651

Total liabilities and stockholders’ equity	$1,604,637	$(107,867)		$1,496,770

CF Bankshares Inc.

Pro Forma Consolidated Income Statement

Three Months Ended March 31, 2021

($ in thousands except per share data)

(unaudited)

	As Reported	Pro Forma Adjustments		Pro Forma
Interest and dividend income
Loans and leases, including fees	$12,641	$(296	)(h)	$12,345
Securities	133	—		133
FHLB and FRB stock dividends	55	—		55
Federal funds sold and other	28	—		28

	12,857	(296)		12,561
Interest expense
Deposits	2,497	(200	)(h)	2,297
FHLB advances and other debt	519	—		519
Subordinated debentures	224	—		224

	3,240	(200)		3,040

Net interest income	9,617	(96)		9,521
Provision for loan and lease losses	—			—

Net interest income after provision for loan and lease losses	9,617	(96)		9,521
Noninterest income
Service charges on deposit accounts	193	(32	)(h)	161
Net gains on sales of loans	6,360	—		6,360
Swap fee income	182	—		182
Gain on redemption of life insurance policies	380	—		380
Earnings on bank owned life insurance	90	—		90
Other	25	(1	)(h)	24

	7,230	(33)		7,197
Noninterest expense
Salaries and employee benefits	4,609	(78	)(h)	4,531
Occupancy and equipment	322	(37	)(h)	285
Data processing	536	(8	)(h)	528
Franchise and other taxes	239	—		239
Professional fees	1,215	(2	)(h)	1,213
Director fees	152	—		152
Postage, printing and supplies	39	(7	)(h)	32
Advertising and marketing	1,244	—		1,244
Telephone	59	(9	)(h)	50
Loan expenses	57	(6	)(h)	51
Depreciation	97	(14	)(h)	83
FDIC premiums	239	—		239
Regulatory assessment	65	—		65
Other insurance	28	—		28
Other	68	(2	)(h)	66

	8,969	(163)		8,806

Income before incomes taxes	7,878	34		7,912
Income tax expense	1,457	7	(h)	1,464

Net income	6,421	27		6,448
Earnings allocated to participating securities (Series C preferred stock)	—	—		—

Net income attributable to common stockholders	$6,421	$27		$6,448

Earnings per common share:
Basic	$0.98	$0.01		$0.99
Diluted	$0.96	$0.01		$0.97

CF Bankshares Inc.

Pro Forma Consolidated Income Statement

Year Ended December 31, 2020

($ in thousands except per share data)

(unaudited)

	As Reported	Pro Forma Adjustments		Pro Forma
Interest and dividend income
Loans and leases, including fees	$41,851	$(931	)(h)	$40,920
Securities	161	—		161
FHLB and FRB stock dividends	199	—		199
Federal funds sold and other	175	—		175

	42,386	(931)		41,455
Interest expense
Deposits	11,911	(1,246	)(h)	10,665
FHLB advances and other debt	1,729	—		1,729
Subordinated debentures	938	—		938

	14,578	(1,246)		13,332

Net interest income	27,808	315		28,123
Provision for loan and lease losses	10,915	—		10,915

Net interest income after provision for loan and lease losses	16,893	315		17,208
Noninterest income
Service charges on deposit accounts	633	(105	)(h)	528
Net gains on sales of loans	58,366	—		58,366
Earnings on bank owned life insurance	145	—		145
Swap fee Income	651	—		651
Other	198	(5	)(h)	193

	59,993	(110)		59,883
Noninterest expense
Salaries and employee benefits	21,987	(269	)(h)	21,718
Occupancy and equipment	1,077	(119	)(h)	958
Data processing	1,812	(26	)(h)	1,786
Franchise and other taxes	740	—		740
Professional fees	5,070	(2	)(h)	5,068
Director fees	648	—		648
Postage, printing and supplies	172	(42	)(h)	130
Advertising and marketing	5,624	(4	)(h)	5,620
Telephone	219	(56	)(h)	163
Loan expenses	304	(21	)(h)	283
Depreciation	381	(55	)(h)	326
FDIC premiums	588	—		588
Regulatory assessment	181	—		181
Other insurance	106	—		106
Other	1,694	(274	)(h)	1,420

	40,603	(868)		39,735

Income before incomes taxes	36,283	1,073		37,356
Income tax expense	6,675	225	(h)	6,900

Net income	29,608	848		30,456
Earnings allocated to participating securities (Series C preferred stock)	(2,280)	(65)		(2,345)

Net income attributable to common stockholders	$27,328	$783		$28,111

Earnings per common share:
Basic	$4.53	$0.13		$4.66
Diluted	$4.47	$0.13		$4.60

CF Bankshares Inc.

Notes to Unaudited Pro Forma Consolidated Financial Statements

Note 1 – Basis of Presentation

The accompanying unaudited pro forma consolidated financial statements which include CF Bankshares Inc. (the “Company”) and its wholly-owned subsidiary, CFBank, National Association (“CFBank”), were derived from the Company’s historical consolidated financial statements. The unaudited pro forma balance sheet as of March 31, 2021 and the unaudited pro forma income statements for the three month period ended March 31, 2021 and the year ended December 31, 2020 have been adjusted to reflect the completion of the sale of CFBank’s two Columbiana County, Ohio branches (the “Branches”) to Consumers National Bank (“Consumers”). This transaction closed on July 16, 2021 and is anticipated to result in a pre-tax deposit premium of approximately $1.9 million. The estimated gain is not included in the pro forma consolidated financial statements. During the three months ended June 30, 2021, CFBank purchased $15.2 million in additional subordinated debt securities to replace the securities that were sold to Consumers as part of this transaction. The additional purchases and any related income from those additional securities are not reflected in the pro forma consolidated financial statements.

Pursuant to the terms of the Branch Purchase and Assumption Agreement dated as of December 29, 2020 (the “P&A Agreement”) between CFBank and Consumers, upon the closing of the Branch Sale on July 16, 2021, CFBank sold and transferred to Consumers the land, buildings, fixtures, equipment and other associated assets of the Branches; $104.3 million in deposits attributable to the Branches; $15.0 million in aggregate principal amount of subordinated debt securities issued by unrelated financial institutions and held in CFBank’s portfolio; $2.5 million in aggregate principal amount of loans attributable to the Branches; and $10.7 million in aggregate principal amount of single family residential mortgage loans and home equity lines of credit from CFBank’s Northeast Ohio loan portfolio. In exchange, Consumers paid to CFBank the net book value of the land, building, fixtures, equipment and other associated assets of the Branches, a deposit premium in the amount of approximately $1.9 million (equal to 1.75% of the average daily deposits of the Branches calculated over a 30 day period prior to the closing), and the par value of the subordinated debt securities and loans acquired by Consumers.

The unaudited pro forma consolidated financial statements are furnished for informational purposes only and do not purport to reflect the Company’s financial position and results of operations had the dispositions occurred on the dates as indicated above. Further, these financial statements are not necessarily indicative of the Company’s future financial position or future results of operations and should be read in conjunction with the historical financial statements of the Company included in its Annual Report on Form 10-K for the year ended December 31, 2020.

Note 2 – Pro Forma Adjustments

The proforma adjustments are based on preliminary estimates and assumptions that are subject to change. The following adjustments have been reflected in the unaudited pro forma consolidated financial information:

(a)	Represents the net cash that would have been transferred to Consumers if the sale would have closed on March 31, 2021.

(b)

Represents the March 31, 2021 aggregate principal balance of: (i) loans attributable to the Branches; (ii) single family residential mortgage loans and home equity lines of credit from CFBank’s Northeast Ohio loan portfolio selected to be transferred to Consumers as part of the P&A Agreement; and (iii) $15 million in aggregate principal amount of subordinated debt securities issued by unrelated financial institutions and held in CFBank’s portfolio.

(c)	Represents the March 31, 2021 net book value of the land, building, fixtures, equipment and other associated assets of the Branches.

(d)	Represents the accrued interest receivable at March 31, 2021 on the loans to be sold and transferred to Consumers.

(e)	Represents the March 31, 2021 balances of deposits attributable to the Branches.

(f)	Represents the March 31, 2021 balances of escrow deposits on loans to be sold and transferred to Consumers.

(g)	Represents the accrued interest payable at March 31, 2021 on the deposits attributable to the Branches.

(h)

Represents the income and expenses associated with the deposits and loans attributable to the branches, single family residential mortgage loans and home equity lines of credit from CFBank’s Northeast Ohio loan portfolio selected to be transferred to Consumers as part of the P&A Agreement, and $15 million in aggregate principal amount of subordinated debt securities issued by unrelated financial institutions and held in CFBank’s portfolio.